UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2008

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 8, 2008, The Brink’s Company (the “Company”) issued a press release in connection with the announcement of the effectiveness of the Registration Statement on Form 10 relating to the spin-off the Brink’s Home Security business to the Company’s shareholders (the “Spin-Off”). This release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

On September 29, 2008, the Company furnished a slide presentation used in connection with the road show for the Spin-Off.  A copy of one changed slide is furnished as Exhibit 99.2 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release, dated October 8, 2008, issued by The Brink’s Company.

	99.2	Changed slide for presentation by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK'S COMPANY (Registrant)

Date: October 8, 2008	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Vice President and Secretary